UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2008
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On August 18, 2008, Haights Cross Communications, Inc. issued a press release announcing the closing of the refinancing of its senior secured term loans and the purchase of certain of its Senior Notes.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

The following exhibits are filed pursuant to Item 8.01:

Exhibit
No.	Description

99.1	Press release dated August 18, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2008	HAIGHTS CROSS COMMUNICATIONS, INC.

	By:	/s/ Mark Kurtz
Name: Mark Kurtz
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated August 18, 2008.